GRAYSCALE FUNDS TRUST
SUPPLEMENT DATED JULY 15, 2025 TO THE STATEMENT OF ADDITIONAL INFORMATION OF EACH FUND LISTED IN SCHEDULE A

Effective July 29, 2025, for each of the funds listed in Schedule A, the following tables and disclosures replace and supersede the corresponding tables and disclosures in each fund’s Statement of Additional Information (“SAI”) in the section titled “MANAGEMENT OF THE TRUST”:

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James E. Farmer III Born: 1967	Trustee	Indefinite term; since 2024	Chief Operating Officer of Morningstar (2025-present); Chief of Index Administration, Morningstar (2023-2024); Chief Commercial Officer and Head of Capital Markets, S&P Down Jones Indices (2006-2021).	4	N/A
Richard M. Goldman Born: 1961	Lead Independent Trustee	Indefinite term; since 2024	Managing Member, Becket Capital, LLC (2012-present).	4	Marblegate Acquisition Corporation (2022-present)
Donna Milia Born: 1974	Trustee	Indefinite term; since 2024	Senior Advisor (2019-2022) and CFO, Galaxy Digital (2017-2019); CFO, BlackRock Capital Investment Corp. (2015-2017).	4	HPS Funds 2
Interested Trustees
Edward McGee* Born: 1983	Trustee	Indefinite term; since 2024	Chief Financial Officer, Grayscale Operating, LLC (2025-present); Chief Financial Officer, Grayscale Investments, LLC (2019-2024); Vice President for Accounting Policy, Goldman Sachs & Co. (2014-2019).	4	N/A
* Mr. McGee is treated as an Interested Trustee because of his professional role held with the Adviser.
As of December 31, 2024, none of the Independent Trustees or members of their immediate families, beneficially owned or owned of record securities representing interests in the Adviser, Sub-Adviser or Distributor of the Trust, or any person controlling, controlled by or under common control with such persons.
Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes, and skills as described below.
The Trust has concluded that Mr. Farmer should serve as a Trustee because of his extensive knowledge and expertise in the financial services industry. Mr. Farmer is the Chief of Administration for the Indexes business at Morningstar. He also serves on the board of two of Morningstar’s European affiliates. Prior to his time at Morningstar, Mr. Farmer worked as the Global Head of Capital Markets at S&P Dow Jones Indices. Before that, he held various other positions at S&P Dow Jones Indices and worked at Susquehanna International Group. He received his B.S. in Marketing from Drexel University.
The Trust has concluded that Mr. Goldman should serve as the Lead Independent Trustee because he has extensive experience in the investment management business, including serving as Managing Member of Becket Capital, LLC, which is an advisory services firm for investment management companies. Prior to that, Mr. Goldman served as the Chief Operating Officer of Guggenheim Investments and was the Chief Executive Officer at Rydex Investments, and a member of the Rydex Funds’ Board of Trustees. He received his bachelor’s degree from Bowdoin College.
The Trust has concluded that Ms. Milia should serve as a Trustee because of her extensive knowledge and experience in the accounting, financial services, and investment management industries. Ms. Milia served as a Senior Advisor of Galaxy Digital (TSX: GLXY) from 2019 to 2022. From 2017 to 2019, she served as the Chief Financial Officer of Galaxy Digital. In this capacity, Ms. Milia created and built the accounting and reporting infrastructure of the company and supported the initial public offering of the company. Prior to joining Galaxy Digital, she was a Managing Director at Blackrock and the Chief Financial Officer and Treasurer of BlackRock Capital Investment Corporation, a publicly-listed business development company (NASDAQ: BKCC). Prior to BlackRock, she worked, among other things, as an auditor at Grant Thornton LLP. She holds a B.S. in Accounting from Lehigh University and is a CPA.
The Trust has concluded that Mr. McGee should serve as Trustee because he has extensive knowledge of and experience in the financial services and investment management industries, including serving as Chief Financial Officer of Grayscale Operating, LLC where he oversees daily financial activities for the company and previously serving in the same capacity at Grayscale Investments, LLC from 2019 to 2024. Prior to that, Mr. McGee served as Vice President of Accounting Policy at Goldman, Sachs & Co. and held an auditor position at Ernst & Young, where he provided assurance services to publicly listed companies.

Principal Officers of the Trust
The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Allison Roberts Born: 1986	Chief Compliance Officer	Indefinite term; since 2024
Chief Compliance Officer at Grayscale Operating, LLC (2025 – present); Chief Compliance Officer at Grayscale Investments (2023 – 2024); Vice President Compliance at Grayscale Investments (2021 – 2022); Senior Compliance Officer at Horizon Kinetics, LLC (2015 – 2021).

Craig Salm Born: 1988	Secretary	Indefinite term; since 2024
General Counsel at Grayscale Operating, LLC (2025 – present); General Counsel at Grayscale Investments, LLC (2022 – 2024); Director, Legal at Grayscale (2020 – 2021); and Associate, Legal at Grayscale (2018 – 2019).

Edward McGee Born: 1983	Treasurer	Indefinite term; since 2024
Chief Financial Officer at Grayscale Operating, LLC (2025 – present); Chief Financial Officer at Grayscale Investments, LLC (2019 – 2024); Vice President Accounting Policy at Goldman, Sachs & Co. (2014 – 2019).

SCHEDULE A
Fund	Date of SAI
Grayscale Bitcoin Adopters ETF	April 23, 2025
Grayscale Bitcoin Covered Call ETF	March 31, 2025
Grayscale Bitcoin Miners ETF	January 27, 2025
Grayscale Bitcoin Premium Income ETF	March 31, 2025